EXHIBIT 1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, David Orton, principal executive officer of ATI Technologies Inc. (the “issuer”), certify that:

1.	I have reviewed this annual report on Form 40-F/A of the issuer; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 30, 2005	By:	//David Orton//
David Orton
President and Chief Executive Officer